New York Equity Fund
                              --------------------

                                 Annual Report
                                 March 31, 1998


  Investment Advisor                                      Administrator
  ------------------                                      -------------
Pinnacle Advisors LLC                            Countrywide Fund Services, Inc.
4605 E. Genesee Street                                  312 Walnut Street
DeWitt, New York 13214                                    P.O. Box 5354
   1.315.251.1101                                  Cincinnati, Ohio  45201-5354
                                                          1.888.899.8344

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                                     [LOGO]
--------------------------------------------------------------------------------
                                 New York State
                                Opportunity Funds

                             Invest close to home...

Dear Shareholders,

I would first like to thank and congratulate you, the shareholders in the New York Equity Fund. Not only have you participated in the first mutual fund of its kind, but you have also realized a return of over 25% in less than a year. Removing the first month's performance, when we waited for our first inflows and did not invest, our performance was actually in line with the S&P 500 Index.

You are now witnessing first hand why I believe New York State is a terrific backdrop for a mutual fund. New York is the tenth largest economy in the world, home to over 60 Fortune 500 companies, and a diverse mix of businesses covering all relevant sectors, making the Empire State second to none. Our investment approach of owning great companies without heavy turnover has and should continue to be the best way to participate in the stock market.

In an era of multibillion dollar funds having to close to new investors, it is a plus for us to be small. No matter how much you have entrusted us with be assured you are very important to us. We are owned and operated in New York. We will strive to see that your investment is profitable and that your service needs are resolved immediately. If you have a question or concern you can feel comfortable in calling me directly. I will personally see that any situation is resolved in an appropriate manner.

In closing, I would like to comment on the markets. We generally will not try to be market timers, instead focusing our efforts on owning great companies. The last several years have been outstanding for stocks. With moderate economic growth and little or no inflation, the outlook continues to be positive. I recommend a disciplined investment approach through regular systematic investments on a monthly basis. Over a long period of time, regardless of the short term volatility of the markets, this is a proven way to build wealth. Talk to your Financial Advisor about how for as little as $50.00 a month you can get started with this program. Again thank you for letting us have the opportunity to show you how "Investing Close To Home" can be a rewarding experience.

Sincerely,


Gregg A. Kidd
President

                               Investment Advisor
  Pinnacle Advisors LLC 4505 East Genesee Street Dewitt, NY 13214 800-982-0421

                              Shareholder Services
                         Coutrywide Fund Services, Inc.
              P.O. Box 5354 Cincinnati, OH 45201-5354 888-899-8344

  Comparison of the Change in Value since May 12, 1997 of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

                                   Standard & Poors    New York
                                       500 Index      Equity Fund
                                       ---------      -----------
               Inception                $10,000         $ 9,525
               May 97                    10,141           9,525
               Jun 97                    10,595           9,630
               Jul 97                    11,439          10,135
               Aug 97                    10,798           9,668
               Sep 97                    11,389          10,154
               Oct 97                    11,009          10,020
               Nov 97                    11,518          10,411
               Dec 97                    11,716          10,678
               Jan 98                    11,846          10,611
               Feb 98                    12,700          11,135
               Mar 98                    13,350          11,982


                              New York Equity Fund
                         Total Return Since Inception*
                                     19.82%

* Initial public offering of shares was May 12, 1997.

Past performance is not predictive of future performance.

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                              NEW YORK EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998


ASSETS
   Investment securities, at market value (cost $1,271,189)         $ 1,521,652
   Cash                                                                   6,388
   Receivable for capital shares sold                                    30,802
   Dividends receivable                                                   2,322
   Due from Advisor (Note 3)                                             15,851
   Organization expenses, net (Note 1)                                   39,858
   Other assets                                                           1,276
                                                                    -----------
      TOTAL ASSETS                                                    1,618,149
                                                                    -----------

LIABILITIES
   Payable for securities purchased                                      25,088
   Payable to affiliates (Note 3)                                         8,000
   Other accrued expenses                                                 3,876
                                                                    -----------
      TOTAL LIABILITIES                                                  36,964
                                                                    -----------

NET ASSETS                                                          $ 1,581,185
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 1,346,562
Accumulated net realized losses from security transactions              (15,840)
Net unrealized appreciation on investments                              250,463
                                                                    -----------
NET ASSETS                                                          $ 1,581,185
                                                                    ===========

Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                  125,736
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     12.58
                                                                    ===========

Maximum offering price per share (Note 1)                           $     13.21
                                                                    ===========

See accompanying notes to financial statements.

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                              NEW YORK EQUITY FUND

                             STATEMENT OF OPERATIONS

   For the Period May 12, 1997 (commencement of operations) to March 31, 1998


INVESTMENT INCOME
   Dividends                                                          $  12,646
                                                                      ---------
      TOTAL INVESTMENT INCOME                                            12,646
                                                                      ---------

EXPENSES
   Accounting services fees (Note 3)                                     18,000
   Insurance expense                                                     15,450
   Amortization of organization expenses (Note 1)                         9,964
   Administrative services fees (Note 3)                                  9,000
   Shareholder services and transfer agent fees (Note 3)                  9,000
   Investment advisory fees (Note 3)                                      7,289
   Trustees' fees and expenses                                            6,750
   Printing of shareholder reports                                        6,448
   Postage and supplies                                                   5,905
   Professional fees                                                      5,734
   Registration fees                                                      4,405
   Custodian fees                                                         2,141
   Distribution expense (Note 3)                                            851
   Pricing costs                                                            487
                                                                      ---------
      TOTAL EXPENSES                                                    101,424
   Fees waived and expenses reimbursed by the Advisor (Note 3)          (87,286)
                                                                      ---------
      NET EXPENSES                                                       14,138
                                                                      ---------

NET INVESTMENT LOSS                                                      (1,492)
                                                                      ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                       (15,840)
   Net increase in unrealized appreciation on investments               250,463
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        234,623
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 233,131
                                                                      =========


See accompanying notes to financial statements.

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                              NEW YORK EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

    For the Period May 12, 1997 (commencment of operations) to March 31, 1998


INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
   Net investment loss                                              $    (1,492)
   Net realized losses from security transactions                       (15,840)
   Net unrealized appreciation on investments                           250,463
                                                                    -----------
Net increase in net assets from operations                              233,131
                                                                    -----------


FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                          1,323,067
   Payments for shares redeemed                                         (75,013)
                                                                    -----------
Net increase in net assets from Fund share transactions               1,248,054
                                                                    -----------

TOTAL INCREASE IN NET ASSETS                                          1,481,185

NET ASSETS:
   Beginning of period (Note 1)                                         100,000
                                                                    -----------
   End of period                                                    $ 1,581,185
                                                                    ===========


FUND SHARE ACTIVITY:
   Shares sold                                                          122,154
   Shares redeemed                                                       (6,418)
                                                                    -----------
   Net increase in shares outstanding                                   115,736
   Shares outstanding, beginning of period                               10,000
                                                                    -----------
   Shares outstanding, end of period                                    125,736
                                                                    ===========


See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
           Outstanding Throughout the Period Ended March 31, 1998 (a)


Net asset value at beginning of period                           $      10.00
                                                                 ------------
Income from investment operations:
   Net investment loss                                                  (0.01)
   Net realized and unrealized gains on investments                      2.59
                                                                 ------------
Total from investment operations                                         2.58
                                                                 ------------

Net asset value at end of period                                 $      12.58
                                                                 ============

Total return (b)                                                       25.80%
                                                                 ============

Net assets at end of period                                      $  1,581,185
                                                                 ============

Ratio of net expenses to average net assets (c)                         1.93%(d)

Ratio of net investment loss to average net assets                    (0.20%)(d)

Portfolio turnover rate                                                   25%

Average commission rate per share                                $     0.1989


(a) Represents the period from the initial public offering of shares (May 12, 1997) through March 31, 1998.

(b) Total return shown excludes the effect of applicable sales loads and is not annualized.

(c) Ratio of expenses to average net assets assuming no waiver of fees or reimbursement of expenses by the Advisor was 13.85%(d) (Note 3).

(d)  Annualized.


See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
                                                                        Market
 Shares                                                                  Value
 ------                                                                  -----
         COMMON STOCKS - 92.5%
         BASIC MATERIALS - 0.5%
    310    Albany International Corporation                           $    8,099
                                                                      ----------

         CONGLOMERATES - 6.1%
  1,125    General Electric Company                                       96,961
                                                                      ----------

         CONSUMER, CYCLICAL - 14.2%
  1,000    Chrysler Corporation                                           41,563
  1,000    Eastman Kodak Company                                          64,875
  1,275    Oneida Limited                                                 38,887
    470    J.C. Penney Company, Inc.                                      35,573
    740    Tommy Hilfiger Corporation (a)                                 44,446
                                                                      ----------
                                                                         225,344
                                                                      ----------

         CONSUMER, NON-CYCLICAL - 19.6%
    820    Bristol-Myers Squibb Company                                   85,536
    300    Colgate-Palmolive Company                                      25,988
  1,020    PepsiCo, Inc.                                                  43,541
    785    Pfizer Inc.                                                    78,255
  1,830    Philip Morris Companies, Inc.                                  76,363
                                                                      ----------
                                                                         309,683
                                                                      ----------

         ENERGY - 4.3%
    380    Amerada Hess Corporation                                       22,159
    750    Texaco Inc.                                                    45,187
                                                                      ----------
                                                                          67,346
                                                                      ----------

         FINANCIAL SERVICES - 20.6%
    725    The Bank of New York Company, Inc.                             45,539
    675    Citicorp                                                       95,850
  1,400    Community Bank System, Inc.                                    47,600
     50    First Empire State Corporation                                 24,994
    330    ONBANCorp, Inc.                                                22,852
  1,475    Travelers Group, Inc.                                          88,500
                                                                      ----------
                                                                         325,335
                                                                      ----------

         INDUSTRIAL - 6.0%
  1,640    Paychex, Inc.                                                  94,608
                                                                      ----------
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                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
                                                                        Market
 Shares                                                                  Value
 ------                                                                  -----
         COMMON STOCKS - CONTINUED
         TECHNOLOGY - 20.0%
  2,025    Computer Associates International, Inc.                    $  116,944
    790    Corning Inc.                                                   34,958
    950    International Business Machines Corporation                    98,681
    625    Xerox Corporation                                              66,523
                                                                      ----------
                                                                         317,106
                                                                      ----------

         UTILITIES - 1.2%
    400    Consolidated Edison Company of New York                        18,700
                                                                      ----------

         TOTAL COMMON STOCKS (COST $1,212,719)                         1,463,182
                                                                      ----------


         MONEY MARKET FUND - 3.7%
58,470      The Milestone Funds Treasury Obligations
               Portfolio - Investor Shares (Cost $58,470)                 58,470
                                                                      ----------

         TOTAL INVESTMENT SECURITIES (COST $1,271,189) - 96.2%         1,521,652

         OTHER ASSETS IN EXCESS OF LIABILITIES - 3.8%                     59,533
                                                                      ----------

         NET ASSETS - 100.0%                                          $1,581,185
                                                                      ==========



     (a)  Non-income producing security.

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998




1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the Fund) is a non-diversified series of shares of The New York State Opportunity Funds (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of the Advisor purchased the initial shares of the Fund at $10.00 per share. The Fund began the public offering of shares on May 12, 1997. The Fund seeks to provide long-term capital growth by investing primarily in common stocks and other equity securities of companies headquartered or having a significant presence in the state of New York.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The redemption price per share is equal to the net asset value per share.

INVESTMENT  INCOME AND  DISTRIBUTIONS  -- Interest  income is accrued as earned.
Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date.

ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

ACCOUNTING ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $1,283,346 as of March 31, 1998:

     Gross unrealized appreciation................................$ 241,995
     Gross unrealized depreciation................................   (3,689)
                                                                  ---------
     Net unrealized appreciation..................................$ 238,306
                                                                  =========

Reclassification of capital accounts -- For the year ended March 31, 1998, the Fund had a net investment loss of $1,492 which was reclassified to paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $1,389,183 and $160,624, respectively, for the period ended March 31, 1998.


3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT
The Fund's investments are managed by Pinnacle Advisors LLC (the Advisor) under the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.98% of average daily net assets. In accordance with the above limitation, the Advisor voluntarily waived its entire investment advisory fees of $7,289 for the period ended March 31, 1998 and reimbursed the Fund for $79,997 of other operating expenses.

Certain trustees and officers of the Trust are also officers of the Advisor.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998



ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a monthly fee at an annual rate of .15% of average daily net assets up to $25 million; .125% of such assets from $25 million to $50 million; and .10% of such assets in excess of $50 million, subject to a monthly minimun of $1,000.

Certain officers of the Trust are also officers of CFS.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS receives for its services a monthly fee at an annual rate of $17.00 per shareholder account, subject to a $1,000 monthly minimum. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund.

DISTRIBUTION PLAN
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the period ended March 31, 1998, the Fund incurred $851 of such expenses under the Plan.

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                                     [LOGO]
                             McGLADREY & PULLEN, LLP
                  --------------------------------------------
                  Certified Public Accountants and Consultants

                          INDEPENDENT AUDITOR'S REPORT


The Board of Trustees and Shareholders
New York Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of New York Equity Fund as of March 31, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 12, 1997 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Equity Fund, as of March 31, 1998, the results of operations, the changes in net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP


New York, New York
April 10, 1998